                      SUPPLEMENTAL INDENTURE




                               FROM




                LOUISVILLE GAS AND ELECTRIC COMPANY


                                TO


                   HARRIS TRUST AND SAVINGS BANK
                              Trustee



                    __________________________



                      DATED OCTOBER 15, 1993



                    __________________________




                  SUPPLEMENTAL TO TRUST INDENTURE

                      DATED NOVEMBER 1, 1949

                         Table of Contents

                                                         Page
Parties                                                  1

Recitals                                                 1

Form of Bonds of Pollution Control Series W and X        5

Further Recitals                                         8

                            ARTICLE I.
            SPECIFIC SUBJECTION OF PROPERTY TO THE LIEN
                    OF THE ORIGINAL INDENTURE.

Section 1.01      Grant of certain property, including
                  all personal property to comply with
                  Uniform commercial Code of the State
                  of Kentucky, subject to permissible
                  encumbrances and other exceptions
                  contained in Original Indenture        8

                            ARTICLE II.
                 PROVISIONS OF BONDS OF POLLUTION
                      CONTROL SERIES W AND X.

Section 2.01      Terms of Bonds of Pollution Control
                  Series W                               9

Section 2.02      Terms of Bonds of Pollution Control
                  Series X                               10

Section 2.03      Payment of principle and interest
                  - Bonds of Pollution Control Series W  10

Section 2.04      Payment of principle and interest
                  - Bonds of Pollution Control Series X  11

Section 2.05      Bonds of Pollution Control Series
                  W deemed fully paid upon payment of
                  corresponding Pollution Control
                  Revenue Bonds                          12

Section 2.06      Bonds of Pollution Control Series X
                  deemed fully paid upon payment of
                  corresponding Pollution Control
                  Revenue Bonds                          12

Section 2.07      Interchangeability of Bonds            13

Section 2.08      Charges upon exchange or transfer
                  of bonds                               13

                                i.

                           ARTICLE III.
                          MISCELLANEOUS.

Section 3.01      Recitals of fact, except as stated,
                  are statements of the Company          13

Section 3.02      Supplemental Indenture to be
                  construed as a part of the
                  Original Indenture                     13

Section 3.03  (a) Trust Indenture Act to control         13

              (b) Severability of provisions contained
                  in Supplemental Indenture and bonds    13

Section 3.04      Word "Indenture" as used herein
                  includes in its meaning the
                  Original Indenture and all
                  indentures supplemental thereto        13

Section 3.05      References to either party in
                  Supplemental Indenture include
                  successors or assigs                   13

Section 3.06  (a) Provision for execution in
                  counterparts                           14

              (b) Table of contents and descriptive
                  headings of Articles not to
                  affect meaning                         14

Schedule A                                               A-1

















                                ii.

Supplemental Indenture made as of the fifteenth day of October, 1993, by and between LOUISVILLE GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Kentucky, having its principal office in the City of Louisville, County of Jefferson, in said State of Kentucky (the "Company"), the party of the first part, and HARRIS TRUST AND SAVINGS BANK, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office at 111 West Monroe Street, City of Chicago, County of Cook, State of Illinois 60690, as Trustee (the "Trustee"), party of the second part;

WITNESSETH:

     WHEREAS, the Company has heretofore executed and delivered to the Trustee its Trust Indenture (the "Original Indenture"), made as of November 1, 1949, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed unto the Trustee and to its respective successors in trust, all property, real, personal and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the Original Indenture, to be held by said Trustee in trust in accordance with the provisions of the Original Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

     WHEREAS, Section 2.01 of the Original Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture, bonds of a series designated "First Mortgage Bonds, Series due November 1, 1979," bearing interest at the rate of 2% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 1, 1952, bonds of a series designated "First Mortgage Bonds, Series due February 1, 1982," bearing interest at the rate of 3 1/8% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 1, 1954, bonds of a series designated "First Mortgage Bonds, Series due February 1, 1984," bearing interest at the rate of 3 1/8% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1957, bonds of a series designated "First Mortgage Bonds, Series due September 1, 1987," bearing interest at the rate of 4 7/8% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated October 1, 1960, bonds of a series designated "First Mortgage Bonds, Series due October 1, 1990," bearing interest at the rate of 4 7/8% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1966, bonds of a series designated "First Mortgage Bonds, Series due June 1, 1996," bearing interest at the rate of 5 5/8% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1968, bonds of a series designated "First Mortgage Bonds, Series due June 1, 1998," bearing interest at the rate of 6% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1970, bonds of a series designated "First Mortgage Bonds, Series due July 1, 2000," bearing interest at the rate of 9 1/4% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 1, 1971, bonds of a series designated "First Mortgage Bonds, Series due August 1, 2001," bearing interest at the rate of 8 1/4% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1972, bonds of a series designated "First Mortgage Bonds, Series due July 1, 2002," bearing interest at the rate of 7 1/2% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 1, 1975, bonds of a series designated "First Mortgage Bonds, Series due March 1, 2005," bearing interest at the rate of 8 7/8% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1975, bonds of a series designated "First Mortgage Bonds, Pollution Control Series A," bearing interest as provided therein and maturing September 1, 2000; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1976, bonds of a series designated "First Mortgage Bonds, Pollution Control Series B," bearing interest as provided therein and maturing September 1, 2006; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated October 1, 1976, bonds of a series designated "First Mortgage Bonds, Series due November 1, 2006," bearing interest at the rate of 8 1/2% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 1, 1978, bonds of a series designated "First Mortgage Bonds, Pollution Control Series C," bearing interest as provided therein and maturing June 1, 1998/2008; and

     WHEREAS, the Company has heretofore executed and delivered to the Trustee a Supplemental Indenture dated February 15, 1979, setting forth duly adopted modifications and alterations to the Original Indenture and all Supplemental Indentures thereto; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1979, bonds of a series designated "First Mortgage Bonds, Series due October 1, 2009," bearing interest at the rate of 10 1/8% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 15, 1979, bonds of a series designated "First Mortgage Bonds, Pollution Control Series D," bearing interest as provided therein and maturing October 1, 2004/2009; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 15, 1981, bonds of a series designated "First Mortgage Bonds, Pollution Control Series E," bearing interest as provided therein and maturing September 15, 1984; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated March 1, 1982, bonds of a series designated "First Mortgage Bonds, Pollution Control Series F," bearing interest as provided therein and maturing March 1, 2012; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated March 15, 1982, bonds of a series designated "First Mortgage Bonds, Pollution Control Series G," bearing interest as provided therein and maturing March 1, 2012; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 15, 1982, bonds of a series designated "First Mortgage Bonds, Pollution Control Series H," bearing interest as provided therein and maturing September 15, 1992; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 15, 1984, bonds of a series designated "First Mortgage Bonds, Pollution Control Series I," bearing interest as provided therein and maturing February 15, 2011; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated July 1, 1985, bonds of a series designated "First Mortgage Bonds, Pollution Control Series J," bearing interest as provided therein and maturing July 1, 1995/2015; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated November 15, 1986, bonds of a series designated "First Mortgage Bonds, Pollution Control Series K," bearing interest as provided therein and maturing December 1, 2016; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated November 16, 1986, bonds of a series designated "First Mortgage Bonds, Pollution Control Series L," bearing interest as provided therein and maturing December 1, 2016; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 1, 1987, bonds of a series designated "First Mortgage Bonds, Pollution Control Series M," bearing interest as provided therein and maturing August 1, 1997; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Or,Original Indenture as supplemented by the Supplemental Indenture dated February 1, 1989, bonds of a series designated "First Mortgage Bonds, Pollution Control Series N," bearing interest as provided therein and maturing February 1, 2019; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated February 2, 1989, bonds of a series designated "First Mortgage Bonds, Pollution Control Series O," bearing interest as provided therein and maturing February 1, 2019; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated June 15, 1990, bonds of a series designated "First Mortgage Bonds, Pollution Control Series P," bearing interest as provided therein and maturing June 15, 2015; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated November 1, 1990, bonds of a series designated "First Mortgage Bonds, Pollution Control Series Q," and bonds of a series designated "First Mortgage Bonds, Pollution Control Series R," each series bearing interest as provided therein and maturing November 1, 2020; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 1, 1992, bonds of a series designated "First Mortgage Bonds, Pollution Control Series S," bearing interest as provided therein and maturing September 1, 2017; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated September 2, 1992, bonds of a series designated "First Mortgage Bonds, Pollution Control Series T," bearing interest as provided therein and maturing September 1, 2017; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 15, 1993, bonds of a series designated "First Mortgage Bonds, Series due August 15, 2003," bearing interest at the rate of 6% per annum; and

     WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture as supplemented by the Supplemental Indenture dated August 16, 1993, bonds of a series designated "First Mortgage Bonds, Pollution Control Series U," bearing interest as provided therein and maturing August 15, 2013, and bonds designated "First Mortgage Bonds, Pollution Control Series V," bearing interest as provided therein and maturing August 15, 2019; and

     WHEREAS, the County of Jefferson in the Commonwealth of Kentucky (the "County") has agreed to issue $26,000,000 principal amount of its Pollution Control Revenue Bonds, 1993 Series C (Louisville Gas and Electric Company Project) (the "1993 Pollution Control Revenue Bonds") pursuant to the provisions of the Indenture of Trust, dated as of October 15, 1993 (the "1993 Pollution Control Indenture"), between and among the County and Liberty National Bank and Trust Company of Louisville, Louisville, Kentucky, as Trustee, Paying Agent and Bond Registrar (said Trustee or any successor trustee under the 1993 Pollution Control Indenture being hereinafter referred to as the "1993 Pollution Control Trustee"); and

     WHEREAS, the County also has agreed to issue $40,000,000 principal amount of its Pollution Control Revenue Bonds, 1995 Series A, (Louisville Gas and Electric Company Project) (the "1995 Pollution Control Revenue Bonds, and, together with the 1993 Pollution Control Revenue Bonds, the "Pollution Control Revenue Bonds") pursuant to the provisions of the Indenture of Trust, dated as of October 15, 1993 (the "1995 Pollution Control Indenture"), between and among the County and Liberty National Bank and Trust Company of Louisville, Louisville, Kentucky, as Trustee, Paying Agent and Bond Registrar (said Trustee or any successor trustee under the 1995 Pollution Control Indenture being hereinafter referred to as the 1995 Pollution Control Trustee); and

     WHEREAS, the proceeds of the 1993 Pollution Control Revenue Bonds and 1995 Pollution Control Revenue Bonds (other than any accrued interest, if any, thereon) will be loaned by the County to the Company pursuant to the provisions of separate Loan Agreements, each dated as of October 15, 1993, between the County and the Company (the "1993 Agreement" and the "1995 Agreement," respectively, and, collectively, the "Agreements"), to provide a portion of the funds required to pay and discharge $26,000,000 in outstanding principal amount of "County of Jefferson, Kentucky, Pollution Control Revenue Bonds, 1984 Series A (Louisville Gas and Electric Company Project)," dated February 15, 1984 (the "Refunded 1984 Series A Bonds) and $40,000,000 in outstanding principal amount of "County of Jefferson, Kentucky, Pollution Control Revenue Bonds, 1985 Series A (Louisville Gas and Electric Company Project)," dated July 1, 1985 (the "Refunded 1985 Series A Bonds"). The Refunded 1984 Series A Bonds were used to finance the acquisition, construction and installation of certain facilities for the control, containment, reduction and abatement of air and water pollution and for the disposal of solid waste at the Mill Creek Generating Station of the Company, which facilities are located in the County and are more fully described in Exhibit A to the 1993 Agreement. The Refunded 1985 Series A Bonds were used to finance the acquisition, construction and installation of certain facilities for the control, containment, reduction and abatement of air pollution at the Mill Creek and Cane Run Generating Stations of the Company, which facilities are located in the County and are more fully described in Exhibit A to the 1995 Agreement; and

     WHEREAS, payments by the Company under and pursuant to the Agreements have been assigned by the County to the applicable
Pollution Control Trustee in order to secure the payment of the applicable Pollution Control Revenue Bonds; and

     WHEREAS, in order to further secure the payment of the 1993 Pollution Control Revenue Bonds, the Company desires to provide for the issuance under the Original Indenture to the 1993 Pollution Control Trustee of a new series of bonds designated "First Mortgage Bonds, Pollution Control Series W" (sometimes called "Bonds of Pollution Control Series W"), in a principal amount equal to the principal amount of the 1993 Pollution Control Revenue Bonds, and with corresponding terms and maturity, the Bonds of Pollution Control Series W to be issued as registered bonds without coupons in denominations of a multiple of $1,000, and in order to further secure the payment of the 1995 Pollution Control Revenue Bonds, the Company desires to provide for the issuance under the Original Indenture to the 1995 Pollution Control Trustee of a new series of bonds designated "First Mortgage Bonds, Pollution Control Series X" (sometimes called "Bonds of Pollution Control Series X"), in a principal amount equal to the principal amount of the 1995 Pollution Control Revenue Bonds, and with corresponding terms and maturity, the bonds of Pollution Control Series X to be issued as registered bonds without coupons in demoninations of a multiple of $1,000; and the Bonds of Pollution Control Series W and the Bonds of Pollution Control Series X are to be substantially in the form and tenor following, to-wit:

        (Form of Bonds of Pollution Control Series W and X)

     This Bond has not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in contravention of said Act and is not transferable except to a successor Trustee under the Indenture of Trust dated as of October 15, 1993, from the County of Jefferson, Kentucky, to Liberty National Bank and Trust Company of Louisville, Louisville, Kentucky, as Trustee, Paying Agent and Bond Registrar.

                LOUISVILLE GAS AND ELECTRIC COMPANY
      (Incorporated under the laws of the State of Kentucky)
                        First Mortgage Bond
                     Pollution Control Series

No.___________                        $___________

     Louisville Gas and Electric Company, a corporation organized and existing under and by virtue of the laws of the State of Kentucky (herein called the "Company"), for value received, hereby promises to pay to Liberty National Bank and Trust Company of Louisville, Louisville, Kentucky, as Trustee under the Indenture of Trust (the "Pollution Control Indenture") dated as of October 15, 1993, from the County of Jefferson, Kentucky, to Liberty National Bank and Trust Company of Louisville, Louisville, Kentucky, or any successor trustee under the Pollution Control Indenture (the "Pollution Control Trustee") and at the office of Harris Trust and Savings Bank, Chicago, Illinois (the "Trustee") the sum of _______________________ Dollars in lawful money of the United States of America on the Demand Redemption Date, as hereinafter defined, and to pay on the Demand Redemption Date to the Pollution Control Trustee, interest hereon from the Initial Interest Accrual Date, as hereinafter defined, to the Demand Redemption Date at the same rate or rates per annum then and thereafter from time to time borne by the Pollution Control Revenue Bonds (as hereinafter defined), in like money, said interest being payable at the office of the Trustee in Chicago, Illinois, subject to the provisions hereinafter set forth in the event of a rescission of a Redemption Demand, as hereinafter defined.


     This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, unlimited in aggregate principal amount, which issue of bonds consists, or may consist of several series of varying denominations, dates and tenors, all issued and to be issued under and equally secured (except in so far as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated November 1, 1949, and Supplemental Indentures thereto dated February 1, 1952, February 1, 1954, September 1, 1957, October 1, 1960, June 1, 1966, June 1, 1968, June 1, 1970, August 1, 1971,
June 1, 1972, February 1, 1975, September 1, 1975, September 1,1976, October 1, 1976, June 1, 1978, February 15, 1979, September
1, 1979, September 15,1979, September 15,1981, March 1, 1982, March
15, 1982, September 15, 1982, February 15, 1984, July 1, 1985,
November 15, 1986, November 16,1986, August 1, 1987, February 1,1989, February 2, 1989, June 15, 1990, November 1, 1990,
September 1, 1992, September 2, 1992, August 15, 1993, August 16, 1993 and October 15, 1993 (all of which instruments are herein collectively called the "Indenture"), executed by the Company to the Trustee, to which Indenture reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a completed default as in the Indenture provided. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the bonds outstanding.

     This bond is one of a series of bonds of the Company issued under the Indenture and designated as First Mortgage Bonds,
Pollution Control Series     . The bonds of this Series have been
issued to the Pollution Control Trustee under the Pollution Control Indenture to secure payment of the Pollution Control Revenue Bonds,
   Series     (Louisville Gas and Electric Company Project) (the
"Pollution Control Revenue Bonds") issued by the County of Jefferson, Kentucky (the "County") under the Pollution Control Indenture, the proceeds of which have been or are to be loaned to the Company pursuant to the provisions of the Loan Agreement dated as of October 15, 1993 (the "Agreement") between the Company and the County. The maturity of the obligation represented by the bonds of this Series is [October 15, 2020] [April 15, 2023]. The date of maturity of the obligation represented by the bonds of this Series is hereinafter referred to as the Final Maturity Date. The bonds of this Series shall bear interest from the Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates per annum then and thereafter from time to time borne by the Pollution Control Revenue Bonds.

     With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or of the holders of the bonds, and/or the terms and provisions of the Indenture and/or of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least seventy percent in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting by reason of the interest of the Company or of certain related persons therein as provided in the Indenture), and by the affirmative vote of at least seventy percent in principal amount of the bonds of any series entitled to vote then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting as aforesaid) and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding are so affected; provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest, if any, hereon or any other modification in the terms of payment of such principal or interest, if any, or the taking of certain other action as more fully set forth in the Indenture, without the consent of the holder hereof.

     Except as provided in the next succeeding paragraph, in the event of a default under Section 9.1 of the Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the Pollution Control Indenture and the Pollution Control Revenue Bonds) on the Pollution Control Revenue Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the bonds of this Series shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Pollution Control Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the Pollution Control Indenture, specifying the last date to which interest on the Pollution Control Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of this Series. The Trustee shall, within 10 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of this Series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) the Final Maturity Date, provided that if the Trustee shall not have received such notice fixing the Demand Redemption Date within 90 days after receipt by it of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Redemption Demand or (ii) the Final Maturity Date. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Pollution Control Trustee not more than 10 nor less than five days prior to the Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Final Maturity Date, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the Pollution Control Trustee, the Trustee or the Company. The bonds of this Series shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the Pollution Control Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in the third paragraph of this Bond, from the Initial Interest Accrual Date to the Demand Redemption Date. If a Redemption Demand is rescinded by the Pollution Control Trustee by written notice to the Trustee prior to the Demand Redemption Date, no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the bonds of this Series shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the bonds of this Series; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

     In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the bonds of this Series shall bear interest at the rate per annum set forth in the third paragraph of this Bond, from the Initial Interest Accrual Date, as specified in a written notice to the Trustee from the Pollution Control Trustee, and the principal of and interest on the bonds of this Series from the Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

     Upon payment of the principal of and premium, if any, and interest on the Pollution Control Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the Pollution Control Trustee (other than any Pollution Control Revenue Bond that was cancelled by the Pollution Control Trustee and for which one or more other Pollution Control Revenue Bonds were delivered and authenticated pursuant to the Pollution Control Indenture in lieu of or in exchange or substitution for such cancelled Pollution Control Revenue Bond), or upon provision for the payment thereof having been made in accordance with the Pollution Control Indenture, bonds of this Series in a principal amount equal to the principal amount of the Pollution Control Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such bonds of this Series shall be surrendered by the Pollution Control Trustee to the Trustee and shall be cancelled by the Trustee.

     No recourse shall be had for the payment of principal of, or interest, if any, on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of the Indenture, against any incorporator, or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

     This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, as Trustee under the Indenture, or its successor thereunder.

     IN WITNESS WHEREOF, LOUISVILLE GAS AND ELECTRIC COMPANY has caused this instrument to be signed in its name by its President or a Vice President or with the facsimile signature of its President, and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or with the facsimile signature of its Secretary.

Dated

                          LOUISVILLE GAS AND ELECTRIC COMPANY

Attest:                   By:____________________________________
                             (Vice) President

___________________________________
          Secretary

and

     WHEREAS, the Company is desirous of specifically assigning, conveying, mortgaging, pledging, transferring and setting over additional property unto the Trustee and to its respective successors in trust; and

     WHEREAS, Sections 4.01 and 21.03 of the Original Indenture provide in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Original Indenture and of assigning, conveying, mortgaging, pledging and transferring unto the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Original Indenture; and

     WHEREAS, the execution and delivery of this Supplemental
Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     Louisville Gas and Electric Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Harris Trust and Savings Bank, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds issued or to be issued thereunder, as follows:

                            ARTICLE I.

              SPECIFIC SUBJECTION OF PROPERTY TO THE
                  LIEN OF THE ORIGINAL INDENTURE

     SECTION 1.01. The Company in order better to secure the payment, both of principal and interest, of all bonds of the Company at any time outstanding under the Indenture, according to their tenor and effect, and the performance of and compliance with the covenants and conditions in the Indenture contained, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Harris Trust and Savings Bank as Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all the property described and mentioned or enumerated in a schedule hereto annexed and marked Schedule A, reference to said schedule being hereby made with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, product and profits thereof;

     Also, in order to subject all of the personal property and chattels of the Company to the lien of the Indenture in conformity with the provisions of the Uniform Commercial Code of the State of Kentucky, all steam, hydro and other electric generating plants, including buildings and other structures, turbines, generators, boilers, condensing equipment, and all other equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam and heating mains and equipment; gas generating and coke plants, including buildings, holders and other structures, boilers and other boiler plant equipment, benches, retorts, coke ovens, water gas sets, condensing and purification equipment, piping and other accessory works equipment; facilities for gas storage whether above or below surface; gas transmission and distribution systems, including structures, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; office, shop, garage and other general buildings and structures, furniture and fixtures; and all municipal and other franchises and all leaseholds, licenses, permits, easements, and privileges; all as now owned or hereafter acquired by the Company pursuant to the provisions of the Original Indenture; and

     All the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof;

     Excluding, however, (1) all shares of stock, bonds, notes, evidences of indebtedness and other securities other than such as may be or are required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture; (2) cash on hand and in banks other than such as may be or is required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture; (3) contracts, claims, bills and accounts receivable and chooses in action other than such as may be or are required to be from time to time assigned to the Trustee in accordance with the provisions of the Indenture; (4) motor vehicles; (5) any stock of goods, wares and merchandise, equipment, materials and supplies acquired for the purpose of sale or lease in the usual course of business or for the purpose of consumption in the operation, construction or repair of any of the properties of the Company; and (6) the properties described in Schedule B annexed to the Original Indenture.

     To have and to hold all said property, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever, subject, however, to permissible encumbrances as defined in Section 1.09 of the Original Indenture and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture, in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                            ARTICLE II.

      PROVISIONS OF BONDS OF POLLUTION CONTROL SERIES W AND X

     SECTION 2.01. There is hereby created, for issuance under the Original Indenture, a series of bonds designated Pollution Control Series W, each of which shall bear the descriptive title "First Mortgage Bonds, Pollution Control Series W" and the form thereof shall contain suitable provisions with respect to the matters specified in this section. The Bonds of Pollution Control Series W shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited. The Bonds of Pollution Control Series W shall be issued as registered bonds without coupons in denominations of a multiple of $1,000 and shall be registered in the name of the 1993 Pollution Control

Trustee. The Bonds of Pollution Control Series W shall be dated as of the date of their authentication.

     The Bonds of Pollution Control Series W shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America. The maturity of the obligation represented by the Bonds of Pollution Control Series W is October 15, 2020. The date of maturity of the obligation represented by the Bonds of Pollution Control Series W is hereinafter referred to as the Series W Final Maturity Date. The Bonds of Pollution Control Series W shall bear interest from the Series W Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the 1993 Pollution Control Revenue Bonds.

     SECTION 2.02. There is hereby created, for issuance under the Original Indenture, a series of bonds designated Pollution Control Series X, each of which shall bear the descriptive title "First Mortgage Bonds, Pollution Control Series X" and the form thereof shall contain suitable provisions with respect to the matters specified in this section. The Bonds of Pollution Control Series X shall be printed, lithographed or typewritten and shall be substantially of the tenor and purport previously recited. The Bonds of Pollution Control Series X shall be issued as registered bonds without coupons in denominations of a multiple of $1,000 and shall be registered in the name of the Pollution Control Trustee. The Bonds of Pollution Control Series X shall be dated as of the date of their authentication.

     The Bonds of Pollution Control Series X shall be payable, both as to principal and interest, at the office of the Trustee in Chicago, Illinois, in lawful money of the United States of America. The maturity of the obligation represented by the bonds of Pollution Control Series X is April 15, 2023. The date of maturity of the obligation represented by the Bonds of Pollution Control Series X is hereinafter referred to as the Series X Final Maturity Date. The Bonds of Pollution Control Series X shall bear interest from the Series X Initial Interest Accrual Date, as hereinafter defined, at the same rate or rates then and thereafter from time to time borne by the 1995 Pollution Control Revenue Bonds.

     SECTION 2.03. Except as provided in the next succeeding paragraph of this Section 2.03, in the event of a default under
Section 9.1 of the 1993 Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the 1993 Pollution Control Indenture and the 1993 Pollution Control Revenue Bonds) on the 1993 Pollution Control Revenue Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Pollution

Control Series W shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Series W Redemption Demand") from the 1993 Pollution Control Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the 1993 Pollution Control Indenture, specifying the last date to which interest on the 1993 Pollution Control Revenue Bonds has been paid (such date being hereinafter referred to as the "Series W Initial Interest Accrual Date") and demanding redemption of the Bonds of Pollution Control Series W. The Trustee shall, within 10 days after receiving such Series W Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Series W Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Pollution Control Series W so demanded to be redeemed hereinafter called the "Series W Demand Redemption Date"). Notice of the date fixed as the Series W Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series W Demand Redemption Date. The date to be fixed by the Company as and for the Series W Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series W Redemption Demand or (ii) the Series W Final Maturity Date; provided that if the Trustee shall not have received such notice fixing the Series W Demand Redemption Date within 90 days after receipt by it of the Series W Redemption Demand, the Series W Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series W Redemption Demand or (ii) the Series W Final Maturity Date. The Trustee shall mail notice of the Series W Demand Redemption Date (such notice being hereinafter called the "Series W Demand Redemption Notice") to the 1993 Pollution Control Trustee not more than 10 nor less than five days prior to the Series W Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series W Final Maturity Date, such date shall be deemed to be the Series W Demand Redemption Date without further action (including actions specified in this paragraph) by the 1993 Pollution Control Trustee, the Trustee or the Company. The Bonds of Pollution Control Series W shall be redeemed by the Company on the Series W Demand Redemption Date, upon surrender thereof by the 1993 Pollution Control Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in Section 2.01 hereof, from the Series W Initial Interest Accrual Date to the Series W Demand Redemption Date. If a Series W Redemption Demand is rescinded by the 1993 Pollution Control Trustee by written notice to the Trustee prior to the Series W Demand Redemption Date, no Series W Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Pollution Control Series W shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Pollution Control Series W; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

     In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Pollution Control Series W shall bear interest at the rate per annum set forth in Section 2.01 hereof, from the Series W Initial Interest Accrual Date, as specified in a written notice to the Trustee from the 1993 Pollution Control Trustee, and the principal of and interest on the Bonds of Pollution Control Series W from the Series W Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

     Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Series
W Redemption Demand or a rescission thereof or a written notice required by this Section 2.03, and such Series W Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the 1993 Pollution Control Trustee by one of its Vice Presidents.

     SECTION 2.04. Except as provided in the next succeeding paragraph of this Section 2.04, in the event of a default under
Section 9.1 of the 1995 Agreement or in the event of a default in the payment of the principal of, premium, if any, or interest (and such default in the payment of interest continues for the full grace period, if any, permitted by the 1995 Pollution Control Indenture and the 1995 Pollution Control Revenue Bonds) on the 1995 Pollution Control Revenue Bonds, whether at maturity, by tender for purchase, by acceleration, by sinking fund, redemption or otherwise, as and when the same becomes due, the Bonds of Pollution Control Series X shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Series X Redemption Demand") from the 1995 Pollution Control Trustee stating that there has been such a default, stating that it is acting pursuant to the authorization granted by Section 9.02(c) of the 1995 Pollution Control Indenture, specifying the last date to which interest on the 1995 Pollution Control Revenue Bonds has been paid (such date being hereinafter referred to as the "Series X Initial Interest Accrual Date") and demanding redemption of the Bonds of Pollution Control Series X. The Trustee shall, within 10 days after receiving such Series X Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Series X Redemption Demand, the Company shall fix a date on which it will redeem the Bonds of Pollution Control Series X so demanded to be redeemed (hereinafter called the "Series X Demand Redemption Date"). Notice of the date fixed as the Series X Demand Redemption Date shall be mailed by the Company to the Trustee at least 30 days prior to such Series X Demand Redemption Date. The date to be fixed by the Company as and for the Series X Demand Redemption Date may be any date up to and including the earlier of (i) the 120th day after receipt by the Trustee of the Series X Redemption Demand or
(ii) the Series X Final Maturity Date; provided that if the Trustee shall not have received such notice fixing the Series X Demand Redemption Date within 90 days after receipt by it of the Series X Redemption Demand, the Series X Demand Redemption Date shall be deemed to be the earlier of (i) the 120th day after receipt by the Trustee of the Series X Redemption Demand or (ii) the Series X Final Maturity Date. The Trustee shall mail notice of the Series X Demand Redemption Date (such notice being hereinafter called the "Series X Demand Redemption Notice") to the 1995 Pollution Control Trustee not more than 10 nor less than five days prior to the Series X Demand Redemption Date. Notwithstanding the foregoing, if a default to which this paragraph is applicable is existing on the Series X Final Maturity Date, such date shall be deemed to be the Series X Demand Redemption Date without further action (including actions specified in this paragraph) by the 1995 Pollution Control Trustee, the Trustee or the Company. The Bonds of Pollution Control Series X shall be redeemed by the Company on the Series X Demand Redemption Date, upon surrender thereof by the 1995 Pollution Control Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest thereon at the rate per annum set forth in Section 2.02 hereof, from the Series X Initial Interest Accrual Date to the Series X Demand Redemption Date. If a Series X Redemption Demand is rescinded by the 1995 Pollution Control Trustee by written notice to the Trustee prior to the Series X Demand Redemption Date, no Series X Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled, and interest on the Bonds of Pollution Control Series X shall cease to accrue, all interest accrued thereon shall be automatically rescinded and cancelled and the Company shall not be obligated to make any payments of principal of or interest on the Bonds of Pollution Control Series X; but no such rescission shall extend to or affect any subsequent default or impair any right consequent thereon.

     In the event that all of the bonds outstanding under the Indenture shall have become immediately due and payable, whether by declaration or otherwise, and such acceleration shall not have been annulled, the Bonds of Pollution Control Series X shall bear interest at the rate per annum set forth in Section 2.02 hereof, from the Series X Initial Interest Accrual Date, as specified in a written notice to the Trustee from the 1995 Pollution Control Trustee, and the principal of and interest on the Bonds of Pollution Control Series X from the Series X Initial Interest Accrual Date shall be payable in accordance with the provisions of the Indenture.

     Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Series

X Redemption Demand or a rescission thereof or a written notice required by this Section 2.04, and such Series X Redemption Demand, rescission or notice shall be of no force or effect, unless it is executed in the name of the 1995 Pollution Control Trustee by one of its Vice Presidents.

     SECTION 2.05. Upon payment of the principal of and premium, if any, and interest on the 1993 Pollution Control Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the 1993 Pollution Control Trustee (other than any 1993 Pollution Control Revenue Bond that was cancelled by the 1993 Pollution Control Trustee and for which one or more other 1993 Pollution Control Revenue Bonds were delivered and authenticated pursuant to the 1993 Pollution Control Indenture in lieu of or in exchange or substitution for such cancelled 1993 Pollution Control Revenue
Bond), or upon provision for the payment thereof having been made in accordance with the 1993 Pollution Control Indenture, Bonds of Pollution Control Series W in a principal amount equal to the principal amount of the 1993 Pollution Control Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Pollution Control Series W shall be surrendered by the 1993 Pollution Control Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.

     SECTION 2.06. Upon payment of the principal of and premium, if any, and interest on the 1995 Pollution Control Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, and the surrender thereof to and cancellation thereof by the 1995 Pollution Control Trustee (other than any 1995 Pollution Control Revenue Bond that was cancelled by the 1995 Pollution Control Trustee and for which one or more other 1995 Pollution Control Revenue Bonds were delivered and authenticated pursuant to the 1995 Pollution Control Indenture in lieu of or in exchange or substitution for such cancelled 1995 Pollution Control Revenue
Bond), or upon provision for the payment thereof having been made in accordance with the 1995 Pollution Control Indenture, Bonds of Pollution Control Series X in a principal amount equal to the principal amount of the 1995 Pollution Control Revenue Bonds so surrendered and cancelled or for the provision for which payment has been made shall be deemed fully paid and the obligations of the Company thereunder shall be terminated, and such Bonds of Pollution Control Series X shall be surrendered by the 1995 Pollution Control Trustee to the Trustee and shall be cancelled and destroyed by the Trustee, and a certificate of such cancellation and destruction shall be delivered to the Company.

     SECTION 2.07. The 1993 Pollution Control Trustee as the registered holder of the Bonds of Pollution Control Series W and the 1995 Pollution Control Trustee as the registered holder of the Bonds of Pollution Control Series X at its option may surrender the same at the office of the Trustee, in Chicago, Illinois, or elsewhere, if authorized by the Company, for cancellation, in exchange for other bonds of the same series of the same aggregate principal amount. Thereupon, and upon receipt of any payment required under the provisions of Section 2.08 hereof, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered holder at its office or at any other place specified as aforesaid.

     SECTION 2.08. No charge shall be made by the Company for any exchange or transfer of Bonds of Pollution Control Series W or Pollution Control Series X other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

                           ARTICLE III.

                           MISCELLANEOUS

     SECTION 3.01. The recitals of fact herein and in the bonds (except the Trustee's Certificate) shall be taken as statements of the Company and shall not be construed as made or warranted by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Indenture and the Trustee shall incur no responsibility in respect of such matters.


     SECTION 3.02. This Supplemental Indenture shall be construed in connection with and as a part of the Original Indenture.

     SECTION 3.03.(a) If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of the Original Indenture or this Supplemental Indenture required to be included in indentures qualified under the Trust Indenture act of 1939, as amended (as enacted prior to the date of this Supplemental Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

     (b) In case any one or more of the provisions contained in this Supplemental Indenture or in the bonds issued hereunder shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

     SECTION 3.04. Wherever in this Supplemental Indenture the word "Indenture" is used without either prefix, "Original" or "Supplemental," such word was used intentionally to include in its meaning both the Original Indenture and all indentures supplemental thereto.

     SECTION 3.05. Wherever in this Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     SECTION 3.06.(a)  This Supplemental Indenture may be
simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Indenture were formulated, used and inserted in this Supplemental Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the party of the first part has caused its corporate name and seal to be hereunto affixed and this Supplemental Indenture to be signed by its President or a Vice President, and attested by its Secretary for and in its behalf, and the party of the second part to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Indenture to be signed by its President, a Vice President or an Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, all done as of the fifteenth day of October, 1993.

                          LOUISVILLE GAS AND ELECTRIC COMPANY

                          By:____________________________________
                             M. LEE FOWLER
                             Vice President and Controller

(Corporate Seal)

ATTEST:

______________________________________
VICTOR A. STAFFIERI
Senior Vice President, General
Counsel and Secretary

                          HARRIS TRUST AND SAVINGS BANK, TRUSTEE

                          By:_________________________________
                             C. POTTER
                             Assistant Vice President

(Corporate Seal)

ATTEST:

______________________________________
F.A. PIERSON
Assistant Secretary



STATE OF KENTUCKY         )
                          ) SS:
COUNTY OF JEFFERSON  )

     BE IT REMEMBERED that on this 10th day of November, 1993, before me, a Notary Public duly commissioned in and for the County and State aforesaid, personally appeared M. LEE FOWLER and VICTOR
A. STAFFIERI, respectively, Vice President and Controller and Senior Vice President, General Counsel and Secretary of Louisville Gas and Electric Company, a corporation organized and existing under and by virtue of the laws of the State of Kentucky, who are personally known to me to be such officers, respectively, and who are personally known to me to be the same persons who executed as officers the foregoing instrument of writing, and such persons duly acknowledged before me the execution of the foregoing instrument of writing to be their act and deed and the act and deed of said corporation.


     WITNESS my hand and notarial seal this 10th day of November, 1993.

                               PATRICIA A. ROSE
                               NOTARY PUBLIC

     My commission expires:  1-23-96



STATE OF ILLINOIS         )
                          ) SS:
COUNTY OF COOK            )

     BE IT REMEMBERED that on this 9th day of November, 1993, before me, a Notary Public duly commissioned in and for the County and State aforesaid, personally appeared C. POTTER and F.A.

PIERSON, respectively, Assistant Vice President and Assistant Secretary of Harris Trust and Savings Bank, a corporation organized and existing under and by virtue of the laws of the State of Illinois, who are personally known to me to be such officers, respectively, and who are personally known to me to be the same persons who executed as officers the foregoing instrument of writing, and such persons duly acknowledged before me the execution of the foregoing instrument of writing to be their act and deed and the act and deed of said corporation.

     WITNESS my hand and notarial seal this 9th day of November, 1993.

                               T. MUZQUIC
                               NOTARY PUBLIC

     My commission expires:  7-12-97







This Instrument Prepared by:

Victor A. Staffieri
LG&E Energy Corp.
220 West Main Street
Louisville, Kentucky  40202

By:_______________________________
   Victor A. Staffieri, Esq.

                            SCHEDULE A

The following property situated, lying and being in the County of Jefferson, State of Kentucky, to-wit:

                        Electric Substation

   Hancock Substation was constructed during 1992 on property owned by the Company at Clay and Caldwell Streets located in Louisville, Jefferson County, Kentucky. This includes a 138kV transmission line which serves the 138/12kV power transformer rated at 44.8MVA, and five feeder 12kV switchgear which serves electrical distribution circuits for the surrounding neighborhood.





























                                A-1